STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE



                                  by and among

                             UNIVERSAL FLIRTS, CORP.


                             a Delaware Corporation


                                       and

                             UNIVERSAL FLIRTS, INC.


                             a New York Corporation




















                          effective as of May 27, 2004

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

         THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this 27th day of May, by and among Universal Flirts, Corp., a Delaware corporation with its principal place of business located at 142 Mineola Avenue Suite 2-D, Roslyn Heights, NY 11577 ("Corporation"); Universal Flirts, Inc., a New York Corporation with its principal place of business at 142 Mineola Avenue Suite 2-D, Roslyn Heights, NY 11577 ("Incorporated") and Darrell Lerner, the sole shareholder of Incorporated ("Shareholder") (collectively Incorporated and the Shareholder of Incorporated shall be known as the "Incorporated Group").

                                    Premises

         A. This Agreement provides for the acquisition of Incorporated whereby Incorporated shall become a wholly owned subsidiary of Corporation and in connection therewith, the issuance of a total of 8,500,000 shares of Corporation to the Incorporated shareholders.

         B. The boards of directors of Incorporated and Corporation have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    Agreement

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                             UNIVERSAL FLIRTS, CORP.

         As an inducement to and to obtain the reliance of Incorporated, Corporation represents and warrants as follows:

         Section 1.1 Organization. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Corporation's articles of incorporation or bylaws. Corporation has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         Section 1.2 Capitalization. The authorized capitalization of Corporation consists of 100,000,000 Common Shares, $0.001 par value per share, and 10,000,000 Preferred Shares, $0.001 par value per share. As of the date hereof, Corporation has 500,000 common shares issued and outstanding.

         All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. Corporation has no securities, warrants or options authorized or issued.

         Section 1.3       Subsidiaries.     Corporation has no subsidiaries.

         Section 1.4       Tax Matters: Books and Records.

          (a) The books and records, financial and others, of Corporation are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

          (b) Corporation has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

          (c) Corporation shall remain responsible for all debts incurred by Corporation prior to the date of closing.

         Section 1.5 Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting Corporation or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Corporation. Corporation is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         Section 1.6 Material Contract Defaults. Corporation is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Corporation, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Corporation has not taken adequate steps to prevent such a default from occurring.

         Section 1.7 Information. The information concerning Corporation as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading. Corporation's filings with the SEC are complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

         Section 1.8 Title and Related Matters. Corporation has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Corporation owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Corporation's business. No third party has any right to, and Corporation has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Corporation or any material portion of its properties, assets or rights.

         Section 1.9 Contracts On the closing date:

          (a) There are no material contracts, agreements franchises, license agreements, or other commitments to which Corporation is a party or by which it or any of its properties are bound:

          (b) Corporation is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as Corporation can now foresee) materially and adversely affect , the business, operations, properties, assets or conditions of Corporation; and

          (c) Corporation is not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

         Section 1.10 Compliance With Laws and Regulations. To the best of Corporation's knowledge and belief, Corporation has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Corporation or would not result in Corporation incurring material liability.

         Section 1.11 Insurance. All of the insurable properties of Corporation are insured for Corporation `s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

         Section 1.12 Approval of Agreement. The directors of Corporation have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

         Section 1.13 Material Transactions or Affiliations. There are no material contracts or agreements of arrangement between Corporation and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of Corporation and which is to be performed in whole or in part after the date hereof. Corporation has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

         Section 1.14 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Corporation is a party or to which any of its properties or operations are subject.

         Section 1.15 Governmental Authorizations. Corporation has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Corporation of this Agreement and the consummation of the transactions contemplated hereby.

                                   ARTICLE II
                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                            OF UNIVERSAL FLIRTS, INC.

         As an inducement to, and to obtain the reliance of Corporation, Incorporated represents and warrants as follows:

         Section 2.1 Organization. Incorporated is a corporation duly organized, validly existing and in good standing under the laws of New York and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Incorporated's certificate of incorporation or bylaws. Incorporated has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

         Section 2.2 Capitalization. The authorized capitalization of Incorporated consists of 1,000,000 shares, $0.0001 par value and no preferred shares. As of the date hereof, there are 1,000,000 shares issued and outstanding.

         All issued and outstanding common shares have been legally issued, fully paid, are nonassessable and not issued in violation of the preemptive rights of any other person. Incorporated has no other securities, warrants or options authorized or issued.

         Section 2.3       Subsidiaries.       Incorporated has no subsidiaries.

         Section 2.4       Tax Matters; Books & Records

          (a) The books and records, financial and others, of Incorporated are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

          (b) Incorporated has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

          (c) Incorporated shall remain responsible for all debts incurred prior to the closing.

         Section 2.5 Information. The information concerning Incorporated as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 2.6 Title and Related Matters. Incorporated has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, Incorporated owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Incorporated's business. Except as set forth in the attached Schedules, no third party has any right to, and Incorporated has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Incorporated or any material portion of its properties, assets or rights.

         Section 2.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or threatened by or against or affecting Incorporated, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Incorporated. Incorporated does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

         Section 2.8       Contracts.       On the Closing Date:

          (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which Incorporated is a party or by which it or any of its properties are bound;

          (b) Incorporated is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Incorporated can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Incorporated; and

          (c) Incorporated is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.


         Section 2.9 No Conflict With Other Instruments.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Incorporated is a party or to which any of its properties or operations are subject.

         Section 2.10 Material Contract Defaults. To the best of Incorporated's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Incorporated, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Incorporated has not taken adequate steps to prevent such a default from occurring.

         Section 2.11 Governmental Authorizations. To the best of Incorporated's knowledge, Incorporated has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Incorporated of the transactions contemplated hereby.

         Section 2.12 Compliance With Laws and Regulations. To the best of Incorporated's knowledge and belief, Incorporated has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Incorporated or would not result in Incorporated 's incurring any material liability.

         Section 2.13 Insurance. All of the insurable properties of Incorporated are insured for Incorporated`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

         Section 2.14 Approval of Agreement. The directors of Incorporated have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

         Section 2.15 Material Transactions or Affiliations. As of the Closing Date, there will exist no material contract, agreement or arrangement between Incorporated and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Incorporated to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of Incorporated and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the Incorporated shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. Incorporated has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

                                   ARTICLE III
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

         Section 3.1 Share Exchange/Delivery of Incorporated Securities. On the Closing Date, the holders of all of the Incorporated Common Shares shall deliver to Corporation (i) certificates or other documents evidencing all of the issued and outstanding Incorporated Common Shares, duly endorsed in blank or with executed power attached thereto in transferable form. On the Closing Date, all previously issued and outstanding Common Shares of Incorporated shall be transferred to Corporation, so that Incorporated shall become a wholly owned subsidiary of Corporation.

         Section 3.2 Issuance of Corporation Common Shares. In exchange for all of the Incorporated Common Shares tendered pursuant to Section 3.1, Corporation shall issue to the Incorporated shareholders a total of 8,500,000 Corporation common shares which are restricted in accordance with Rule 144 of the 1933 Securities Act. The 8,500,000 common shares shall be transferred to Darrell Lerner, the sole Incorporated shareholder:

         Darrell Lerner                 8,500,000 Shares

         Section 3.3 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of Corporation and Incorporated shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         Section 3.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on or about May 27, 2004 ("Closing Date").

         Section 3.5       Termination.

         (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either Corporation or Incorporated, respectively, at any time prior to the Closing Date if:

               (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

               (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

         In the event of termination pursuant to this paragraph (a) of this
Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

          (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Corporation if Incorporated shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Incorporated contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Incorporated. If this Agreement is terminated pursuant to this paragraph (b) of this
               Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

          (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Incorporated if Corporation shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Corporation contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Corporation. If this Agreement is terminated pursuant to this paragraph (d) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

         In the event of termination pursuant to paragraph (b) and (c) of this
Section 3.5, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

         Section 3.6 Directors of Corporation After Acquisition. After the Closing Date, Darrell Lerner shall remain the sole director of Corporation and shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

         Section 3.7 Officers of Corporation. Upon the closing, Darrell Lerner shall remain as Chief Executive Officer, Chief Financial Officer, President, Secretary, and Treasurer of Corporation

                                   ARTICLE IV
                                SPECIAL COVENANTS

         Section 4.1 Access to Properties and Records. Prior to closing, Corporation and Incorporated will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

         Section 4.2 Availability of Rule 144. Corporation and Incorporated shareholders holding "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". Corporation is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of Corporation and Incorporated holding restricted securities of Corporation and Incorporated as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

         Section 4.3 Special Covenants and Representations Regarding the Corporation Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the Corporation Common Shares to the Shareholders of Incorporated as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Incorporated Shareholders acquire such securities.

         Section 4.4 Third Party Consents. Corporation and Incorporated agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.


         Section 4.5       Actions Prior and Subsequent to Closing.

               (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, Corporation and Incorporated will each use its best efforts to:

                    (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                    (ii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

                    (iii) perform in all material respects all of its
                         obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

               (b) From and after the date of this Agreement until the Closing Date, Corporation will not, without the prior consent of
                    Incorporated:

                    (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;
                    (ii) declare or pay any dividend on its outstanding Common
                         Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;
                    (iii) enter into or amend any employment, severance or
                         agreements or arrangements with any directors or officers;
                    (iv) grant, confer or award any options, warrants,
                         conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or
                    (v)  purchase or redeem any Common Shares.

         Section 4.6       Indemnification.

          (a) Corporation hereby agrees to indemnify Incorporated, each of the officers, agents and directors and current shareholders of Incorporated as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

          (b) Incorporated hereby agrees to indemnify Corporation, each of the officers, agents, directors and current shareholders of Corporation as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ASTURIAS

         The obligations of Corporation under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 5.1 Accuracy of Representations. The representations and warranties made by Corporation in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Corporation shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by Corporation prior to or at the Closing. Incorporated shall be furnished with a certificate, signed by a duly authorized officer of Corporation and dated the Closing Date, to the foregoing effect.

         Section 5.2 Director Approval. The Board of Directors of Corporation shall have approved this Agreement and the transactions contemplated herein.

         Section 5.3 Officer's Certificate. Incorporated shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Corporation to the effect that: (a) the representations and warranties of Corporation set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Corporation has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to Incorporated, Corporation has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Corporation, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Corporation Schedules, by or against Corporation which might result in any material adverse change in any of the assets, properties, business or operations of Corporation.

         Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Corporation.

         Section 5.5 Other Items. Incorporated shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Incorporated may reasonably request.

                                   ARTICLE VI
               CONDITIONS PRECEDENT TO OBLIGATIONS OF FISHTHEWORLD

         The obligations of Incorporated under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

         Section 6.1 Accuracy of Representations. The representations and warranties made by Incorporated in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Incorporated shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Incorporated prior to or at the Closing. Corporation shall have been furnished with a certificate, signed by a duly authorized executive officer of Incorporated and dated the Closing Date, to the foregoing effect.

         Section 6.2 Director Approval. The Board of Directors of Incorporated shall have approved this Agreement and the transactions contemplated herein.

         Section 6.3 Officer's Certificate. Corporation shall be furnished with a certificate dated the Closing date and signed by a duly authorized officer of Incorporated to the effect that: (a) the representations and warranties of Incorporated set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) Incorporated had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

         Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Incorporated.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         Section 7.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, United States of America.

         Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:


         If to Corporation :            Anslow & Jaclin, LLP
                                        195 Route 9 South Suite 206
                                        Manalapan, NJ 07726

         If to Incorporated:            142 Mineola Avenue, Suite 2-D
                                        Roslyn Heights, NY 11577

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         Section 7.5 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         Section 7.7 Third Party Beneficiaries.This contract is solely between Corporation and Incorporated and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         Section 7.8 Entire Agreement.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

         Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         Section 7.12 Expenses. Each party herein shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         Section 7.13 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         Section 7.14 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         Section 7.15 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

         Section 7.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         Section 7.17 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will liable for the other parties legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         Section 7.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         Section 7.19 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         Section 7.20 Amendment. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         Section 7.21 Conflict of Interest. Both Incorporated and Corporation understand that Anslow & Jaclin, LLP is representing both parties in this transaction which represents a conflict of interest Both Incorporated and Corporation have the right to different counsel due to this conflict of interest. Notwithstanding the above, both Incorporated and Corporation agrees to waive this conflict and have Anslow & Jaclin, LLP represent both parties in the above-referenced transaction. Both Incorporated and Corporation agree to hold this law firm harmless from any and all liabilities that may occur or arise due to this conflict.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.


ATTEST:                         UNIVERSAL FLIRTS, CORP.


                                By:     /s/ Darrell Lerner
                                        ------------------


ATTEST:                         UNIVERSAL FLIRTS, INC.


                                By:     /s/ Darrell Lerner
                                        ------------------

                                DARRELL LERNER
                                SOLE SHAREHOLDER - UNIVERSAL FLIRTS, INC.


                                By:     /s/ Darrell Lerner
                                        ------------------